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                                                                    EXHIBIT 10.2

                                 AMENDMENT NO. 1
                                       TO
                                CREDIT AGREEMENT

                  AMENDMENT NO. 1 TO CREDIT AGREEMENT ("AMENDMENT") dated as of December 19, 1997, among FLORISTS' TRANSWORLD DELIVERY, INC., a Michigan corporation (the "BORROWER"), FTD Corporation, the institutions listed on the signature pages hereof as Lenders (the "LENDERS"), and THE FIRST NATIONAL BANK OF CHICAGO in its capacity as contractual representative for itself and the other Lenders (the "AGENT") under that certain Credit Agreement dated as of November 20, 1997 by and among the Borrower, the Lenders and the Agent (the "CREDIT AGREEMENT"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                  WHEREAS, the Borrower, the Lenders and the Agent have entered the Credit Agreement; and

                  WHEREAS, Borrower, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent agree as follows:

                  1. Amendment to the Credit Agreement. Effective as of the date first above written and subject to the execution of this Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

                  (a) Section 7.1 (A) is hereby amended to add the following language immediately after the phrase "with sufficient copies for each of the Lenders":

                           "which the Agent will distribute to the Lenders."


                  (b) Section 9.3 is hereby amended to add a new subsection
(vii) as follows:

                           (vii) release any guarantors of the Secured
                  Obligations or release all or substantially all of the Collateral or subordinate the liens and security interests granted to the Holders of Secured Obligations with respect to a substantial portion of the Collateral.

                  2. Conditions Precedent. This Amendment shall become effective as of the date above written, if, and only if, the Agent has received duly executed originals of this Amendment from the Borrower, the Lenders and the Agent.
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                  3. Representations and Warranties of the Borrower. The
Borrower hereby represents and warrants as follows:

                  (a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

                  (b) Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all representations and warranties made in the Credit Agreement, and to the extent the same are not amended hereby, agrees that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

                  4. Reference to and Effect on the Credit Agreement.

                  (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) The Credit Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of Illinois.

                  6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  7. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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                  IN WITNESS WHEREOF, this Amendment has been duly executed and delivered on the date first above written.

                                            FLORISTS' TRANSWORLD DELIVERY, INC.

      By: /s/ Scott Levin
         ---------------------------------
                                                     Name: Scott Levin
                                                     Title: Vice President

                                            FTD CORPORATION

      By: /s/ Scott Levin
         ---------------------------------
                                                     Name: Scott Levin
                                                     Title: Secretary

                                            THE FIRST NATIONAL BANK OF CHICAGO

      By: /s/ Frank Grossman
         ---------------------------------
                                                     Name:  Frank Grossman
                                                     Title:  Authorized Agent


                              LENDERS:

                                            MICHIGAN NATIONAL BANK

      By: /s/ Eric Haege
         ---------------------------------
                                                     Name: Eric Haege
                                                     Title: Relationship Manager


                                            KEYBANK NATIONAL ASSOCIATION

      By: /s/ Lawrence A. Mack
         ---------------------------------
                                                     Name: Lawrence A. Mack
                                                     Title: Vice President


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                                            HARRIS TRUST AND SAVINGS BANK

      By: /s/ Kirby M. Law
         ---------------------------------
                                                     Name: Kirby M. Law
                                                     Title: Vice President